Exhibit 99.1 Transforming the Treatment of Inflammation and Cancer January 2023 Corporate Presentation

Legal Disclaimers Statements in this Presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding RAPT Therapeutics, Inc.’s (the Company, we, or us ) research and clinical development plans; current and future drug candidates; business strategy and plans; regulatory pathways; and our ability to complete certain milestones. Words such as believe, anticipate, plan, expect, will, may, upcoming, milestone, potential, target or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the current beliefs of the Company's management with respect to future events and trends and are subject to known and unknown risks and uncertainties, including those described in the “Risk Factors” section of our most recent Form 10-Q filed with the Securities and Exchange Commission, and any current and periodic reports filed thereafter, that may cause our actual performance or achievements to be materially different from any future performance or achievements expressed or implied by the forward-looking statements in this Presentation. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that any assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of such assumptions, fully stated in the Presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Although we believe that the beliefs and assumptions reflected in the forward-looking statements are reasonable, we cannot guarantee future performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Presentation. This Presentation discusses drug candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of any drug candidates for any use for which such drug candidates are being studied. 2

Oral Drugs Targeting Critical Immune Drivers of Disease



- Proprietary discovery engine
- Diversified pipeline
- Large market opportunities
- Clinically de-risked assets
- Strategic collaborations

CLINICAL

RPT193 (Inflammation):

- Oral agent targeting inflammatory Th2 cells
- Phase 1b in AD: efficacy on all key exploratory endpoints with excellent safety and tolerability
- Phase 2b in AD ongoing, data expected Q4 2023
- Plan to initiate Phase 2a in Asthma Q1 2023

FLX475 (Oncology): MERCK Hanmi

- Selectively targets immunosuppressive tumor T_{reg}
- PoC in Phase 2 with mono and combo activity
- Phase 2 data update expected 2H 2023

DISCOVERY

HPK1 (Oncology)

Other inflammation and oncology targets

3

Proprietary Drug Discovery and Development Engine § Drug discovery Rapid § Clinical development R § Interrogating clinically-relevant big datasets Analytics to identify targets and biomarkers A § Driven by data to improve chances Patient selection of clinical success P § Critical immune drivers of cancer Targeting and inflammation T 4

RPT193: CCR4 Antagonist for Inflammatory Diseases

RPT193: Oral Th2 Inhibitor for Inflammatory Diseases § Highly potent and selective once-daily oral CCR4 AD Lesional Skin antagonist designed to safely reduce Th2-inflammation in a broad range of allergic disorders § Clear benefit on signs and symptoms in Phase 1b in moderate-to-severe atopic dermatitis § Favorable safety and tolerability: no laboratory safety monitoring or black box warning expected § Potential positioning as drug of first choice after inadequate response to TCS and prior to injectables § US patent coverage through at least 2039 § Phase 2b AD data expected Q4 2023 and pivotal studies anticipated to start in 2024 § Plan to initiate Phase 2a asthma trial Q1 2023 6

RPT193 Targets Th2 Cells: Key Drivers of Inflammation in Atopic Dermatitis, Asthma and Other Diseases Allergen, Microbes Epithelial Barrier Surface CCL17 RPT193 is a potent and selective oral CCL22 CCR4 antagonist that specifically inhibits CCR4 Th2 cell migration and activation Signaling via CCR4 regulates Th2 Th2 cell migration into inflamed tissues and enhances cytokine secretion Cytokines Inflammation Thickening IL-5 IL-4 IL-13 Itch anti-IL5/RAb anti-IL13Ab anti-IL4Rα Ab 7

Phase 1b Trial Explored RPT193 Activity in Patients with Moderate-to-Severe Atopic Dermatitis Screening Treatment Follow-up (Up to 35 days) (28 days) (14 days) • ≥12-month history of AD • 18-65 years of age RPT193 400 mg once daily Obtain (inclusive) 2 Informed • BMI ≥18 and <40 kg/m • BSA ≥10% Consent • EASI ≥12 • vIGA ≥3 Placebo Day -35 -1 1 8 15 29 43 Study Assessments (Day 1 to 43) § Enrolled 31 patients into a double-blind, randomized trial with 2:1 allocation of RPT193 to placebo § Monotherapy study: steroid and immunosuppressant washout period; rescue steroids not permitted through Day 43 § Not powered for any specific endpoint § Exploratory endpoints include: EASI, Pruritus Numerical Rating Scale (NRS), SCORAD and vIGA § Data presented are from the Intent to Treat dataset 8 Randomization (2:1)

Phase 1b Baseline Demographics and Disease Characteristics Placebo RPT193 N 10 21 Age, Mean (Range) 35.8 (22-64) 41.0 (19-63) Female, n (%) 4 (40.0%) 12 (57.1%) Baseline Characteristics EASI, Mean (Range) 21.07 (13.6-45.5) 18.49 (12-30) BSA, Mean (Range) 24.5 (10-61) 23.3 (11-55) vIGA 3, n (%) 8 (80.0%) 18 (85.7%) Peak NRS, Mean 7.3 (3-10) 6.9 (3-10) (Range) Peak NRS ≥4, n (%) 9 (90.0%) 20 (95.2%) 9

RPT193 Differentiated from Placebo for EASI and EASI-50 at Day 29 with Further Improvement at Day 43 % Improvement in EASI Proportion of EASI-50 Treatment Treatment Follow-up Follow-up 60% 70% 60% 50% 50% 40% 40% 41.9% * 43.6% 30% * 19.3% 30% 32.9% 20% 20% 10% 10% 0% 0% Day 1 Day 8 Day 15 Day 29 Day 43 Day 1 Day 8 Day 15 Day 29 Day 43 PbO RPT193 PbO RPT193 *p < 0.05 10

RPT193 Differentiated from Placebo on EASI-75, 90 and vIGA 0/1 at Day 43 EASI ≥ 12 ITT EASI ≥ 16 Subgroup 70% 70% ** * 63.6% 61.9% 60% 60% 50% 50% 40% 40% 36.4% 28.6% 30% 30% 27.3% 20% 20% 20% 14.3% 9.5% 9.1% 10% 10% 0% 0% 0% 0% 0% 0% 0% 0% 0% EASI-50 EASI-75 EASI-90 vIGA 0/1 EASI-50 EASI-75 EASI-90 vIGA 0/1 PbO RPT193 PbO RPT193 (N=8) (N=11) *p < 0.05 **p < 0.01 § Similar efficacy between ITT and EASI ≥ 16 Subgroup 11

RPT193 Demonstrated Significant Improvement in AD-Associated Gene Signatures in the Skin Mean % Improvement in MADAD Transcriptome RPT193 PbO NL Day1 Day29 NL Day1 Day29 *** 52% 40 ***(p<0.001) MADAD: Meta-Analysis Derived 20 Atopic Dermatitis score -4% 0 PbO RPT193 Changes in the Lesional AD Transcriptome 2 Direction of Dysregulation in AD: Up-Regulated 0 Down-Regulated -2 PbO-Day1 PbO-Day29 RPT193-Day1 RPT193-Day29 12 Log2(Fold Change) % Improvement

RPT193 Demonstrated Improvement in Itch and Sleep † Proportion of NRS-4 % Change in Patient Oriented SCORAD (Sleep Loss + Pruritus) 50% Day 1 Day 8 Day 15 Day 29 Day 43 45.0% 80% 40% 60% 40% 30% 20% 22.2% 0% 20% -20% -40% * 10% -60% 0% -80% PbO RPT193 PbO RPT193 † *p < 0.05 At least a 4-point improvement among patients with a baseline pruritus NRS ≥4 13

RPT193 6-Week Efficacy vs. Other Drugs at 12-16 Weeks* 0 20 40 60 100 % EASI improvement RPT193 EASI-50 RPT193 EASI-75 RPT193 vIGA 0 or 1 RPT193 All data shown are placebo-adjusted RPT193 Dupilumab Lebrikizumab Tralokinumab Abrocitinib Baricitinib Etrasimod Upadicitinib 400 mg Ph3 Ph2 Ph3 Ph3 Ph3 Ph2 Ph2,3 (300 mg q2wk) (250 mg q2wk) (300 mg q2wk) (200 mg) (2 mg) (2 mg) (15 mg) Biologics Orals * Comparisons are based on published data and relative properties of other agents and do not reflect a head-to-head comparative study or clinical trial 14

RPT193 Phase 1b Safety § No SAEs reported § All AEs reported were mild or moderate in intensity § No clinically significant safety laboratory abnormalities observed § Overall safety profile suggests a well-tolerated oral drug that should not require laboratory safety monitoring 15

Ongoing Dose-Finding Phase 2b Monotherapy Trial in Patients with Moderate-to-Severe Atopic Dermatitis Screening Treatment Follow-up (Up to 5 weeks) (16 weeks) (up to 8 weeks) RPT193 400 mg once daily • ≥12-month history of AD RPT193 200 mg once daily Obtain • 18-75 years of age BMI ≥18 Informed • BSA ≥10% Consent • EASI ≥16 RPT193 50 mg once daily • vIGA ≥3 Placebo once daily Day -35 -1 1 14 29 57 85 113 127 141 169 Study Assessments (Day 1 to 169) § Goal enrollment: 268 patients, ~67 per arm § Monotherapy study: standard protocol to washout steroids/immunosuppressants and restrict rescue medications § Primary endpoint: EASI § Secondary endpoints: EASI-50/75/90, vIGA, Pruritus NRS 16 Randomization (1:1:1:1)

Proposed Phase 2a Asthma Trial Design Treatment Follow-up Screening (14 weeks) (6 weeks) (Up to 6 weeks) RPT193 400 mg once daily § Run-in with § Moderate- standardized Obtain to-severe inhaled Informed Type 2 therapy Consent Placebo asthmatics (ICS+LABA and SABA) Evaluation as Add-on Tapering of Inhaled Medications Monotherapy Day -42 -28 -1 1 78 99 141 43 Study Assessments (Day 1 to 141) § Goal enrollment: ~100 patients, ~50 per arm § Primary Endpoint: “Loss of Asthma Control” § Secondary Endpoint: ACQ-5, FEV1, etc. 17 Randomization (1:1)

RPT193 Commercial Vision: Building a Global Blockbuster

Value Statement

Simple, once-daily oral providing symptom relief and lesion reduction
Favorable tolerability and safety from exquisite selectivity

Positioning
As the first-choice systemic therapy

- RPT193
- Injectable Biologics
- Oral JAKs
- Topical JAKs/PDE4
- TCS/TCI



Age
Mild
Moderate
Severe
≥12
<12

Massive Opportunity in the $24B projected global AD market*

LAUNCH

- In Adults and Adolescents ≥ 12 yrs. with Mod-Severe AD

GROW and EXPAND

- In Children <12 yrs. with Mod-Severe AD
- In Adults with Mild AD
- Into the $21B Asthma Market*
- Additional Th2 Indications

Sources: GlobalData: Atopic Dermatitis Global Drug Forecast and Market Analysis to 2030 | March 2022 * Decision Resources Guide; EU, US, and Japan market

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RAPT THERAPEUTICS

Potential “Pipeline in a Product” Dermatology Respiratory Allergy Atopic Dermatitis Asthma Chronic Rhinosinusitis Chronic Urticaria Allergic Rhinitis COPD (Th2 high) Alopecia Areata IPF Eosinophilic Esophagitis Prurigo Nodularis Bullous Pemphigoid Th2-Driven Inflammatory Diseases 19

RPT193 Program Summary § Oral selective Th2 inhibitor with clear benefit on signs and symptoms in AD § Well tolerated with favorable safety § Profile supports competitive positioning ahead of injectables and oral JAKs § Massive commercial opportunity in AD, asthma and other Th2 indications § 16-week Phase 2b study in AD ongoing, topline data expected Q4 2023 – Biologic-like efficacy not required for commercial success § Plan to initiate Phase 2a study in asthma Q1 2023 20

FLX475: CCR4 Antagonist for Oncology

T Are Key Targets in the Tumor Microenvironment (TME) reg Cancer Types CD8 § Correlate with poor prognosis across most cancers T reg § Mechanism for immune evasion by viruses and tumors § Barrier to checkpoint inhibitor efficacy § Challenge: selective inhibition of T in the TME reg – Depleting antibodies targeting CD25, CCR4, etc. do not appear to have adequate selectivity Bruni D et al. Nat Rev Cancer 2020 22

FLX475: Tumor Specific T Inhibitor in Phase 2 reg T -Suppressed Tumor reg Microenvironment § Chemically distinct potent and selective CCR4 small molecule antagonist § Selectively blocks tumor T while sparing reg normal tissues and beneficial cells § Potential for superior safety and efficacy FLX475 compared to depleting antibodies T -Excluded Tumor reg § US patent coverage through 2037 Microenvironment § Monotherapy and combination antitumor activity in charged cancers 23

Identification and Characterization of Charged Tumors + + Gastric EBV NPC EBV + Cervical HPV § “Charged” tumors: high CCR4 HNSCC TNBC ligands, T and CD8 T cells reg NHL NSCLC Sq. § Potential for both monotherapy T reg NSCLC Ad. and combination activity § Include cancers with high unmet need and large markets § Phase 2 trial expansions focused on charged cancers Virally-Associated Non-Virally-Associated Data from in-house analysis of TCGA database combined with other data sets; Confirmed in > 400 tumor microarrays The graph above reflects a logarithmic scale on each axis NPC Nasopharyngeal; HNSCC Head & Neck Squamous Cell Carcinoma; NHL Non-Hodgkin Lymphoma; NSCLC Non-Small Cell Lung Cancer; TNBC Triple Negative Breast Cancer 24

Encouraging Monotherapy and Combination Efficacy EBV+ NK/T Lymphoma (Monotherapy) CPI-Naïve NSCLC (Combo) uPR Time Since Start of Treatment, Days cPR cPR § 4 of 6 responses to FLX475 monotherapy cPR including 2 confirmed durable CMR cPR ORR Comparison in PD-L1+* NSCLC § Design: Open-label Phase 2, Simon 2-Stage Design Pembro Mono Pembro+TIGIT Pembro+FLX475 § Indications: Charged tumors with ≥1 line of therapy † ^ 18% 31% (4/13) 38% (3/8) § Dose: FLX475 100 mg QD; pembro 200 mg Q3wk † *TPS ≥ 1%; Keynote-010; ^Niu et al. ESMO 2020 25

FLX475 Program Summary § Highly selective tumor T inhibitor differentiated from biologics reg § Encouraging early efficacy as monotherapy and in combination with pembrolizumab § Favorable safety and convenient oral dosing support broad combinability § Enrolling Stage 2 expansions in 3 indications including CPI-naïve NSCLC – Partner Hanmi Pharmaceuticals is testing FLX475 + pembro in gastric cancer § Data update expected in 2H 2023 26

Key Takeaways and Upcoming Milestones § RPT193: safe oral agent designed for a broad range of inflammatory diseases, in a definitive Phase 2b study in AD § FLX475: highly selective tumor T inhibitor in multiple Phase 2 reg expansions as monotherapy and in combination with pembrolizumab § Planned Key Milestones – Q1 2023: RPT193 Phase 2a asthma trial start – Q4 2023: RPT193 Phase 2b AD topline data – 2H 2023: FLX475 Phase 2 data update 27

Thank You